SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                              ----------------

                                MAY 21, 1999
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              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                            NIAGARA CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


               DELAWARE                     0-22206            59-3182820
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         (STATE OR OTHER JURISDICTION    (COMMISSION        (I.R.S. EMPLOYER
             OF INCORPORATION)           FILE NUMBER)      IDENTIFICATION NO.)

                             667 MADISON AVENUE
                             NEW YORK, NEW YORK
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                  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                   10021
                                 ---------
                                 (ZIP CODE)

                               (212) 317-1000
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            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               NOT APPLICABLE
                 -----------------------------------------
                 (FORMER NAME OR FORMER ADDRESS, IF CHANGED
                             SINCE LAST REPORT)



           ITEM 5.    ACQUISITION OR DISPOSITION OF ASSETS.

           On May 21, 1999, pursuant to a Sale of Business Agreement dated April 16, 1999 among Niagara Corporation, a Delaware corporation ("Niagara"), Niagara LaSalle (UK) Limited, an English company and a wholly owned subsidiary of Niagara ("Niagara UK"), Glynwed International Plc, an English company ("Glynwed"), and Glynwed Steels Limited, an English company and a subsidiary of Glynwed ("Glynwed Steels"), Niagara UK purchased from Glynwed Steels the equipment, inventory and certain other assets of Glynwed's steel bar division (the "Division") for pound sterling21,202,000 (approximately $34 million), subject to a post closing adjustment based upon the value of the net assets transferred. A copy of the press release announcing the consummation of this acquisition is attached hereto as Exhibit 99.1.

           The purchase of the Division was financed in part pursuant to a bank facilities agreement (the "Facilities Agreement") entered into on May 21, 1999 between National Westminster Bank Plc ("National Westminster") and Niagara UK. The Facilities Agreement provides for a pound sterling10 million (approximately $16 million) seven-year term loan and a pound sterling9.8 million (approximately $15.7 million) three-year revolving credit facility. A copy of the Facilities Agreement is attached hereto as
 Exhibit 4.1. The obligations of Niagara UK under the Facilities Agreement are secured by standby letters of credit issued by Manufacturers and Traders Trust Company ("M&T") to National Westminster (the "Letters of Credit") and substantially all of the assets of Niagara UK (for the benefit of M&T). Niagara UK's agreement to reimburse M&T for drawdowns under the Letters of Credit is guaranteed by Niagara and its subsidiaries, Niagara LaSalle Corporation ("Niagara LaSalle") and LaSalle Steel Company ("LaSalle"), which guarantys are secured by substantially all of the assets of Niagara LaSalle and LaSalle.

           Principal of the term loan under the Facilities Agreement amortizes in monthly installments commencing on May 31, 2000 and ending on April 30, 2006. The principal repayment installments on the term loan escalate throughout its term. Revolving credit loans made pursuant to the Facilities Agreement are based upon a percentage of eligible accounts receivable and inventory and will mature on May 21, 2002. Interest on the term and revolving credit loans accrue at the LIBOR rate (for periods specified by Niagara UK from time to time) plus 15 basis points and is payable at the conclusion of such interest periods.

           The Facilities Agreement carries restrictions on, among other things, security interests, borrowed money, asset dispositions, dividends, transactions with affiliates, capital expenditures, changes in control and mergers and acquisitions. Also included in this agreement are requirements regarding tangible net worth, the ratio of profit before interest and taxes to interest and the ratio of current assets to current liabilities.

           The purchase of the Division was also financed pursuant to (i) a pound sterling3.75 million (approximately $6 million) equity investment (the "Equity Investment") by Niagara in Niagara UK in the form of a subscription for 3,750,000 ordinary shares of Niagara UK, par value pound sterling1 per share (the "Niagara UK Shares"), (ii) a pound sterling3.75 million (approximately $6 million) subordinated loan from Niagara to Niagara UK which accrues interest at 7.5% (the "Subordinated Loan") and
 (iii) a pound sterling2.5 million (approximately $4 million) non-interest bearing short-term loan from Niagara to Niagara UK (the "Short-Term Loan").

           In connection with the execution of the Facilities Agreement, Niagara, Niagara UK and National Westminster entered into an intercreditor agreement dated May 21, 1999 (the "Intercreditor Agreement") which, among other things (i) restricts the payment of dividends in respect of the Niagara UK Shares, (ii) prohibits the repayment of the Subordinated Loan until after the discharge of all of Niagara UK's liabilities under the Facilities Agreement and (iii) permits the repayment of the Short-Term Loan upon demand unless payments of principal or interest under the Facilities Agreement are owing, certain financial covenants in the Facilities Agreement have not been met or an event of default under the Facilities Agreement has occurred and is continuing. A copy of the Intercreditor Agreement is attached hereto as Exhibit 4.2.

           The Equity Investment, the Subordinated Loan and the Short-Term Loan were financed by borrowings under a revolving credit and term loan agreement dated April 18, 1997, as amended, among Niagara LaSalle, LaSalle, M&T, CIBC Inc., National City Bank, National Bank of Canada and the Prudential Insurance Company of America (the "US Credit Agreement"). In connection with the purchase of the Division, the US Credit Agreement was amended, among other things, to permit Niagara LaSalle and LaSalle to guaranty Niagara UK's obligations to reimburse M&T for drawdowns under the Letters of Credit secured by substantially all of the assets of Niagara LaSalle and LaSalle on a second priority basis. In addition, Niagara UK guaranteed the obligations of Niagara LaSalle and LaSalle under the US Credit Agreement. A copy of this amendement to the US Credit Agreement is attached hereto as Exhibit 4.3.

           Proceeds of the loans under the Facilities Agreement, the Subordinated Loan and the Short-Term Loan, together with the Equity Investment, were used to consummate the acquisition of the Division (including costs) and will also be available for working capital purposes of Niagara UK.

           ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                    INFORMATION AND EXHIBITS.

           (a)  Financial Statements of Business Acquired.

           The required financial statements are not yet available and will be filed as an amendment to this Form 8-K not later than August 4, 1999.

           (b)  Pro Forma Financial Information.

           The required pro forma financial information is not yet available and will be filed as an amendment to this Form 8-K not later than August 4, 1999.

           (c)  Exhibits.

 4.1 Bank Facilities Agreement, dated May 21, 1999, between National Westminster Bank Plc and Niagara LaSalle (UK) Limited.

 4.2 Intercreditor Agreement, dated May 21, 1999, between National Westminster Bank Plc, Niagara Corporation and Niagara LaSalle
           (UK) Limited.

 4.3 Fifth Amendment to Revolving Credit and Term Loan Agreement, dated as of April 18, 1997, by and among Niagara LaSalle Corporation, LaSalle Steel Company, Manufacturers and Traders Trust Company (individually and as agent), CIBC Inc. and National City Bank, effective as of May 21, 1999.

 99.1      Press Release dated May 21, 1999.



                                 SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NIAGARA CORPORATION


                                    By:/s/ Marc J. Segalman
                                       --------------------------------
                                       Name:  Marc J. Segalman
                                       Title: Vice President

 Date:  June 4, 1999



                               EXHIBIT INDEX


    Exhibit No.                     Description                 Page No.
    -----------                     -----------                 --------

      4.1         Bank Facilities Agreement, dated May 21,
                  1999, between National Westminster Bank
                  Plc and Niagara LaSalle (UK) Limited.

     4.2          Intercreditor Agreement, dated May 21,
                  1999, between National Westminster Bank
                  Plc, Niagara Corporation and Niagara
                  LaSalle (UK) Limited.

     4.3 Fifth Amendment to Revolving Credit and Term Loan Agreement, dated as of April 18, 1997, by and among Niagara LaSalle Corporation, LaSalle Steel Company, Manufacturers and Traders Trust Company (individually and as agent), CIBC Inc. and National City Bank, effective as of May 21, 1999.

    99.1          Press Release dated May 21, 1999.